Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS FIRST QUARTER
2013 RESULTS

Assets Under Management Reach Record $49.3 billion

NEW YORK, NY, April 17, 2013—Cohen & Steers, Inc. (NYSE: CNS) reported income attributable to common shareholders of $15.1 million, or $0.34 per share (diluted and basic), for the quarter ended March 31, 2013, compared with income attributable to common shareholders of $18.1 million, or $0.41 per share (diluted and basic), for the quarter ended March 31, 2012. Total revenue for the first quarter of 2013 was $72.5 million, an increase of 13.7% from $63.7 million for the first quarter of 2012.
The first quarter 2013 results include after-tax expenses of approximately $0.10 per share associated primarily with the offering of Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. ("MIE"), a closed-end mutual fund. After adjusting for these items, earnings per share would have been $0.44.
Assets Under Management
Assets under management were a record $49.3 billion as of March 31, 2013, an increase of 7.7% from $45.8 billion at December 31, 2012 and an increase of 9.9% from $44.9 billion at March 31, 2012. The increase from December 31, 2012 was due to market appreciation of $2.8 billion and net inflows of $773 million, primarily from preferred securities and global infrastructure strategies. The increase from March 31, 2012 was due to market appreciation of $5.8 billion, partially offset by net outflows of $1.4 billion. Average assets under management were a record $47.4 billion for the quarter ended March 31, 2013, an increase of 5.7% from $44.9 billion for the quarter ended December 31, 2012 and an increase of 10.2% from $43.0 billion for the quarter ended March 31, 2012.
Assets under management for institutional accounts were $26.1 billion as of March 31, 2013, an increase of 5.0% from $24.9 billion at December 31, 2012 and a decrease of 2.0% from $26.6 billion at March 31, 2012. The increase from December 31, 2012 was due to market appreciation of $1.6 billion, partially offset by net outflows of $344 million, primarily from global/international real estate strategies associated with subadvisory relationships. The decrease from March 31, 2012 was due to net outflows of $4.1 billion, primarily from global/international real estate strategies associated with subadvisory relationships, partially offset by market appreciation of $3.5 billion. Average assets under management for institutional accounts were $25.4 billion for the quarter ended March 31, 2013, an increase of 4.1% from $24.4 billion for the quarter ended December 31, 2012 and a decrease of 2.0% from $25.9 billion for the quarter ended March 31, 2012.
Assets under management for open-end mutual funds were a record $14.4 billion as of March 31, 2013, an increase of 11.5% from $13.0 billion at December 31, 2012 and an increase of 24.7% from $11.6 billion at March 31, 2012. The increase from December 31, 2012 was due to market appreciation of $826 million and net inflows of $659 million, primarily from preferred securities and U.S. real estate strategies. The increase from March 31, 2012 was due to market appreciation of $1.7 billion and net inflows of $1.2 billion, primarily from the preferred securities strategy. Average assets under management for open-end mutual funds were a record $13.8 billion for the quarter ended March 31, 2013, an increase of 9.5% from $12.6 billion for the quarter ended December 31, 2012 and an increase of 30.5% from $10.6 billion for the quarter ended March 31, 2012.
Assets under management for closed-end mutual funds were $8.8 billion as of March 31, 2013, an increase of 10.1% from $8.0 billion at December 31, 2012 and an increase of 31.4% from $6.7 billion at March 31, 2012. The increase from December 31, 2012 was due to inflows of $458 million from the launch of MIE and market appreciation of $350 million. The increase from March 31, 2012 was due to net inflows of $1.5 billion, primarily from the launches of Cohen & Steers Limited Duration Preferred and Income Fund, Inc. and MIE, and market appreciation of $637 million. Average assets under management for closed-end mutual funds were $8.3 billion for the quarter ended March 31, 2013, an increase of 4.4% from $7.9 billion for the quarter ended December 31, 2012 and an increase of 25.8% from $6.6 billion for the quarter ended March 31, 2012.
Financial Highlights (Unaudited)

	Three Months Ended
	(in thousands, except per share data or as noted)
	March 31, 2013	March 31, 2013	March 31, 2012
		As Adjusted *
Revenue	$72,459	$72,459	$63,730
Expenses	$51,749	$43,921	$38,334
Operating income	$20,710	$28,538	$25,396
Operating margin	28.6%	39.4%	39.8%
Total non-operating income	$2,926	$2,926	$3,017
Net income attributable to common shareholders	$15,141	$19,596	$18,054
Diluted earnings per share attributable to common shareholders	$0.34	$0.44	$0.41
Assets under management, end of period (in millions)	$49,321	$49,321	$44,890
Average assets under management for period (in millions)	$47,411	$47,411	$43,008

* Results exclude expenses of approximately $7.8 million, or $0.10 per diluted share, associated primarily with the offering of MIE.

March 31, 2013, As Adjusted, Compared With March 31, 2012
Total revenue for the first quarter of 2013 was $72.5 million, an increase of 13.7% from $63.7 million for the first quarter of 2012, primarily due to higher average assets under management. Operating expenses for the first quarter of 2013 were $43.9 million, an increase of 14.6% from $38.3 million for the first quarter of 2012, primarily due to increases in employee compensation and benefits, distribution and service fees and general and administrative expenses. Operating income was $28.5 million for the three months ended March 31, 2013, compared with operating income of $25.4 million for the three months ended March 31, 2012. The company's operating margin decreased to 39.4% for the first quarter of 2013 compared with 39.8% for the three months ended March 31, 2012, primarily due to increases in the G&A to revenue and distribution and service fees to revenue ratios, partially offset by a decrease in the compensation to revenue ratio. Non-operating income, excluding net income attributable to redeemable noncontrolling interest, was $2.6 million for the three months ended March 31, 2013, compared with $2.8 million for the three months ended March 31, 2012, primarily due to a reduction in earnings from the company's seed investments.
Balance Sheet Information
As of March 31, 2013, cash, cash equivalents and investments were $166 million. As of March 31, 2013, stockholders' equity was $223 million and the company had no long-term or short-term debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, April 18, 2013 at 11:00 a.m. (ET) to discuss the company's first quarter results. Investors and analysts can access the live conference call by dialing (800) 769-9015 (U.S.) or (212) 231-2915 (international); passcode: 21654566. Participants should plan to register at least 10 minutes before the conference call begins.
A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on April 18, 2013 and can be accessed at (800) 633-8284 (U.S.) or (402) 977-9140 (international); passcode: 21654566. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Company/Investor Relations." The webcast will be archived on the website for two weeks.
About Cohen & Steers
Founded in 1986, Cohen & Steers is a leading global investment manager with a long history of innovation and a focus on real assets, including real estate, infrastructure and commodities. Headquartered in New York City, with offices in London, Hong Kong, Tokyo and Seattle, Cohen & Steers serves institutional and individual investors around the world.

Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company's current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.
Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2012, which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Three Months Ended			% Change From
	March 31, 2013	December 31, 2012	March 31, 2012	December 31, 2012	March 31, 2012
Revenue
Investment advisory and administration fees	$65,394	$63,463	$58,155
Distribution and service fees	3,434	3,205	2,501
Portfolio consulting and other	3,631	4,427	3,074
Total revenue	72,459	71,095	63,730	1.9%	13.7%
Expenses
Employee compensation and benefits	23,377	18,821	21,668
Distribution and service fees	15,081	7,122	6,237
General and administrative	11,179	10,370	8,537
Depreciation and amortization	1,347	1,344	1,396
Amortization, deferred commissions	765	705	496
Total expenses	51,749	38,362	38,334	34.9%	35.0%
Operating income	20,710	32,733	25,396	(36.7%)	(18.5%)
Non-operating income
Interest and dividend income - net	546	762	621
Gain from trading securities - net	1,624	831	1,721
Gain from available-for-sale securities - net	491	197	687
Equity in earnings of affiliates	536	336	772
Other	(271)	(595)	(784)
Total non-operating income	2,926	1,531	3,017	91.1%	(3.0%)
Income before provision for income taxes	23,636	34,264	28,413	(31.0%)	(16.8%)
Provision for income taxes	8,135	12,220	10,155
Net income	15,501	22,044	18,258	(29.7%)	(15.1%)
Less: Net income attributable to redeemable noncontrolling interest	(360)	(321)	(204)
Net income attributable to common shareholders	$15,141	$21,723	$18,054	(30.3%)	(16.1%)

Earnings per share attributable to common shareholders
Basic	$0.34	$0.50	$0.41	(30.8%)	(17.2%)
Diluted	$0.34	$0.49	$0.41	(30.7%)	(17.1%)
Weighted average shares outstanding
Basic	44,137	43,832	43,601
Diluted	44,882	44,609	44,386

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	March 31, 2013	December 31, 2012	March 31, 2012	December 31, 2012	March 31, 2012
Institutional Accounts
Assets under management, beginning of period	$24,850	$24,644	$25,380
Inflows	246	385	1,070
Outflows	(590)	(924)	(2,433)
Net outflows	(344)	(539)	(1,363)
Market appreciation	1,575	745	2,591
Total increase	1,231	206	1,228
Assets under management, end of period	$26,081	$24,850	$26,608	5.0%	(2.0%)
Percentage of total assets under management	52.9%	54.3%	59.3%
Average assets under management for period	$25,372	$24,362	$25,884	4.1%	(2.0%)

Open-End Mutual Funds
Assets under management, beginning of period	$12,962	$12,528	$9,619
Inflows	1,508	1,165	1,682
Outflows	(849)	(1,080)	(744)
Net inflows	659	85	938
Market appreciation	826	349	1,031
Total increase	1,485	434	1,969
Assets under management, end of period	$14,447	$12,962	$11,588	11.5%	24.7%
Percentage of total assets under management	29.3%	28.3%	25.8%
Average assets under management for period	$13,788	$12,594	$10,567	9.5%	30.5%

Closed-End Mutual Funds
Assets under management, beginning of period	$7,985	$7,773	$6,285
Inflows	458	115	—
Outflows	—	—	—
Net inflows	458	115	—
Market appreciation	350	97	409
Total increase	808	212	409
Assets under management, end of period	$8,793	$7,985	$6,694	10.1%	31.4%
Percentage of total assets under management	17.8%	17.4%	14.9%
Average assets under management for period	$8,251	$7,907	$6,557	4.4%	25.8%

Total
Assets under management, beginning of period	$45,797	$44,945	$41,284
Inflows	2,212	1,665	2,752
Outflows	(1,439)	(2,004)	(3,177)
Net inflows (outflows)	773	(339)	(425)
Market appreciation	2,751	1,191	4,031
Total increase	3,524	852	3,606
Assets under management, end of period	$49,321	$45,797	$44,890	7.7%	9.9%
Average assets under management for period	$47,411	$44,863	$43,008	5.7%	10.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	March 31, 2013	December 31, 2012	March 31, 2012	December 31, 2012	March 31, 2012
Subadvisory
Assets under management, beginning of period	$17,582	$17,712	$19,073
Inflows	147	145	365
Outflows	(504)	(735)	(1,735)
Net outflows	(357)	(590)	(1,370)
Market appreciation	1,096	460	1,902
Total increase (decrease)	739	(130)	532
Assets under management, end of period	$18,321	$17,582	$19,605	4.2%	(6.5%)
Percentage of total assets under management	70.2%	70.8%	73.7%
Average assets under management for period	$17,910	$17,273	$19,476	3.7%	(8.0%)

Advisory
Assets under management, beginning of period	$7,268	$6,932	$6,307
Inflows	99	240	705
Outflows	(86)	(189)	(698)
Net inflows	13	51	7
Market appreciation	479	285	689
Total increase	492	336	696
Assets under management, end of period	$7,760	$7,268	$7,003	6.8%	10.8%
Percentage of total assets under management	29.8%	29.2%	26.3%
Average assets under management for period	$7,462	$7,089	$6,408	5.3%	16.4%

Total Institutional Accounts
Assets under management, beginning of period	$24,850	$24,644	$25,380
Inflows	246	385	1,070
Outflows	(590)	(924)	(2,433)
Net outflows	(344)	(539)	(1,363)
Market appreciation	1,575	745	2,591
Total increase	1,231	206	1,228
Assets under management, end of period	$26,081	$24,850	$26,608	5.0%	(2.0%)
Average assets under management for period	$25,372	$24,362	$25,884	4.1%	(2.0%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	March 31, 2013	December 31, 2012	March 31, 2012	December 31, 2012	March 31, 2012
U.S. Real Estate
Assets under management, beginning of period	$22,613	$22,430	$18,505
Inflows	753	600	1,690
Outflows	(450)	(733)	(488)
Net inflows (outflows)	303	(133)	1,202
Market appreciation	1,539	316	1,864
Total increase	1,842	183	3,066
Assets under management, end of period	$24,455	$22,613	$21,571	8.1%	13.4%
Percentage of total assets under management	49.6%	49.4%	48.1%
Average assets under management for period	$23,541	$22,088	$19,853	6.6%	18.6%

Global/International Real Estate
Assets under management, beginning of period	$11,155	$11,114	$13,409
Inflows	317	288	701
Outflows	(748)	(964)	(2,266)
Net outflows	(431)	(676)	(1,565)
Market appreciation	553	717	1,395
Total increase (decrease)	122	41	(170)
Assets under management, end of period	$11,277	$11,155	$13,239	1.1%	(14.8%)
Percentage of total assets under management	22.9%	24.4%	29.5%
Average assets under management for period	$11,239	$10,978	$13,367	2.4%	(15.9%)

Preferred Securities
Assets under management, beginning of period	$4,364	$3,843	$1,964
Inflows	594	569	293
Outflows	(147)	(138)	(51)
Net inflows	447	431	242
Market appreciation	118	90	138
Total increase	565	521	380
Assets under management, end of period	$4,929	$4,364	$2,344	12.9%	110.3%
Percentage of total assets under management	10.0%	9.5%	5.2%
Average assets under management for period	$4,626	$4,139	$2,174	11.8%	112.8%

Global Infrastructure
Assets under management, beginning of period	$3,509	$3,258	$3,010
Inflows	488	184	22
Outflows	(18)	(22)	(17)
Net inflows	470	162	5
Market appreciation	197	89	145
Total increase	667	251	150
Assets under management, end of period	$4,176	$3,509	$3,160	19.0%	32.2%
Percentage of total assets under management	8.5%	7.7%	7.0%
Average assets under management for period	$3,630	$3,422	$3,121	6.1%	16.3%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	March 31, 2013	December 31, 2012	March 31, 2012	December 31, 2012	March 31, 2012
Large Cap Value Stocks
Assets under management, beginning of period	$3,465	$3,602	$3,876
Inflows	30	12	10
Outflows	(64)	(142)	(355)
Net outflows	(34)	(130)	(345)
Market appreciation (depreciation)	315	(7)	452
Total increase (decrease)	281	(137)	107
Assets under management, end of period	$3,746	$3,465	$3,983	8.1%	(6.0%)
Percentage of total assets under management	7.6%	7.6%	8.9%
Average assets under management for period	$3,654	$3,539	$3,920	3.2%	(6.8%)

Other
Assets under management, beginning of period	$691	$698	$520
Inflows	30	12	36
Outflows	(12)	(5)	—
Net inflows	18	7	36
Market appreciation (depreciation)	29	(14)	37
Total increase (decrease)	47	(7)	73
Assets under management, end of period	$738	$691	$593	6.8%	24.5%
Percentage of total assets under management	1.5%	1.5%	1.3%
Average assets under management for period	$721	$697	$573	3.4%	25.8%

Total
Assets under management, beginning of period	$45,797	$44,945	$41,284
Inflows	2,212	1,665	2,752
Outflows	(1,439)	(2,004)	(3,177)
Net inflows (outflows)	773	(339)	(425)
Market appreciation	2,751	1,191	4,031
Total increase	3,524	852	3,606
Assets under management, end of period	$49,321	$45,797	$44,890	7.7%	9.9%
Average assets under management for period	$47,411	$44,863	$43,008	5.7%	10.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Advisement (Unaudited)
(in millions)
	As of
	March 31, 2013	December 31, 2012	March 31, 2012

Model-Based Strategies	$3,531	$4,536	$5,245

Exchange Traded Funds	$3,047	$2,804	$2,835

Unit Investment Trusts	$1,402	$1,324	$1,217

Total	$7,980	$8,664	$9,297

Note: Assets under advisement are defined as assets for which the company does not provide active management and are not included in the company's reported assets under management.